EXHIBIT 10.51

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2005, is entered into by and among CERIDIAN CORPORATION, a Delaware corporation formerly known as New Ceridian Corporation (the “Borrower”), the several financial institutions party to the Credit Agreement defined below (each a “Lender” and, collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.                                   The Borrower, each Lender and the Administrative Agent are parties to that certain Credit Agreement dated as of January 31, 2001, as amended (the “Credit Agreement”), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

B.                                     The Borrower has advised the Lenders that because of the review of certain financial accounting procedures as disclosed in the Borrower’s Form 12b-25 dated March 17,  2005, it has determined that it may not be able to file with the SEC its annual report on Form 10-K with respect to the fiscal year ending December 31, 2004 within the time period contemplated by the Credit Agreement, and the Borrower has requested that the Lenders agree to certain amendments of the Credit Agreement to accommodate the possibility that the Borrower will not be able to make such filings within such time period.

C.                                     The Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.                                       Amendments to Credit Agreement.  The Credit Agreement shall be amended as follows, effective as of the Effective Date:

The definition of “Material Adverse Effect” appearing in Section 1.01 of the Credit Agreement shall be so amended by adding the following new sentence at the end thereof:

It is understood and agreed that none of the following, individually or in the aggregate, will constitute a Material Adverse Effect: (a) any delay in filing the Borrower’s quarterly report on Form 10-Q filed with the SEC for the fiscal quarters of the Borrower ending June 30, 2004 and September 30, 2004, which does not extend to a date later than February 28, 2005 and any delay in filing the Borrower’s annual report on Form 10-K filed with the SEC for fiscal year of the Borrower ending December 31, 2004, which does not extend to a date later than April 30, 2005; (b) the determination by the Borrower that a restatement is required of financial reports or other information previously required to be delivered under this Agreement with respect to periods ending before June 30, 2004, as disclosed in the Borrower’s press release dated October 18, 2004, as a result of the review of certain capitalization and expensing procedures at its Human Resources Solutions business, as disclosed in the Borrower’s press releases dated July 19, 2004, August 5, 2004, September 30, 2004 and October 18, 2004 (the “Review”); (c) any such actual restatement which is furnished to the Lenders on or before February 28, 2005, to the extent such restatement is not asserted in writing by the Required Lenders to constitute a Material Adverse Effect on or before fourteen (14) days after any such restatement is furnished to the Lenders; and (d) any effect of the Review on the financial statements furnished to the Lenders with respect to either of the fiscal quarters ending June 30, 2004 or September 30, 2004 which are furnished to the Lenders on or before February 28, 2005, or any effect of the Review or of the review of the Borrower’s financial accounting procedures as described in the Borrower’s Form 12b-25 dated March 17, 2005 on the financial statements furnished to the Lenders with respect to the fiscal year ending December 31, 2004 which are furnished to the Lenders on or before April 30, 2005, to the extent any such effect is not asserted in writing by the Required Lenders to constitute a Material Adverse Effect on or before fourteen (14) days after any such effect is communicated in writing to the Lenders.

(b)                                 Section 6.01(a) of the Credit Agreement shall be so amended by inserting the following proviso before the period at the end thereof:

; provided however, that with respect to the fiscal year of the Borrower ending December 31, 2004,  the Borrower will not be required to deliver the reports or other information described above in this Section 6.01(a) until April 30, 2005.

(c)                                  Sections 7.09 and 7.10 shall be amended by inserting the following proviso before the period at the end thereof:

; provided further, that this requirement will not be measured with respect to the fiscal year ending December 31, 2004 until the financial reports required under Section 6.01(a) with respect to such period are furnished in accordance with Section 6.01(a).

3.                             GAAP Matters.  For the fiscal quarter of the Borrower ended December 31, 2004 and each fiscal quarter thereafter, the calculation of the financial ratios and other financial requirements set forth in any Loan Document shall be made by applying the provisions with respect to amortization and/or impairment of goodwill as are in effect under GAAP as of the date hereof; provided, however, that any additional changes to the treatment of amortization and/or impairment of goodwill under GAAP that occur after the date hereof shall be governed by Section 1.03 of the Credit Agreement.  The parties further hereby agree that no request for an amendment to the computation of the financial ratios or other requirements set forth in any Loan Document shall be made pursuant to Section 1.03(c) of the Credit Agreement in connection with any change to the treatment of amortization and/or impairment of goodwill under GAAP occurring prior to the date hereof.

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4.                             Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                              No Default or Event of Default has occurred and is continuing.

(b)                             The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

(c)                              All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(d)                             The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

5.                             Effective Date. Except with respect to the provisions of Section 7 hereof, which will become effective in accordance with the terms of such Section 7, this Amendment will become effective as of March 31, 2005 (such date, the “Effective Date”), to the extent all of the conditions precedent set forth in this Section 5 have been satisfied on or prior to March 31, 2005:

(a)                              The Administrative Agent shall have received from each of the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

(b)                             The Administrative Agent shall have received from the Borrower a certificate executed by the secretary, deputy secretary or assistant secretary of the Borrower providing satisfactory evidence of the authorization of the execution, delivery and performance by the Borrower of this Amendment.

(c)                              The Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to March 31, 2005, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent’s reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(d)                             The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request prior to March 31, 2005.

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(e)                              The Administrative Agent shall have received from the Borrower the amount payable in accordance with Section 7 hereof.

6.                             Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

7.                             Fees.                    When this Amendment becomes effective in accordance with Section 5 of this Amendment, the Borrower agrees to pay to each Lender which duly executes and delivers an original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to the Amendment prior to March 31, 2005 (an “Approving Lender”), $5,000 as compensation for the administrative time and expense incurred by each such Lender in connection with such execution and delivery.  The aggregate amount of all such fees shall be delivered by the Borrower to the Administrative Agent on March 31, 2005 for prompt distribution by the Administrative Agent to the Approving Lenders.

8.                             Miscellaneous.

(a)                              Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)                             This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c)                              THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

(d)                             This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed

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original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

(e)                              This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f)                                If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g)                             The Borrower covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(h)                             This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(Remainder of page intentionally left blank)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

CERIDIAN CORPORATION, as the Borrower

By:	/s/ David B. Kuhnau

Name:	David B. Kuhnau

Title:	Vice President & Treasurer

(Signature Page to Amendment)

BANK OF AMERICA, N.A., as the Administrative Agent, a Lender and L/C Issuer

By:	/s/ W. Thomas Barnett

Name:	W. Thomas Barnett

Title:	Senior Vice President

(Signature Page to Sixth Amendment)

AMSOUTH BANK, as a Lender

By:	/s/ Eric Kruse

Name:	Eric Kruse

Title:	Vice President

(Signature Page to Sixth Amendment)

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven L. Hipsman

Name:	Steven L. Hipsman

Title:	Director

(Signature Page to Sixth Amendment)

MELLON BANK, N.A., as a Lender

By:	/s/ Daniel J. Lenckos

Name:	Daniel J. Lenckos

Title:	First Vice President

(Signature Page to Sixth Amendment)

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Luke G. McElhinny

Name:	Luke G. McElhinny

Title:	Vice President

(Signature Page to Sixth Amendment)

THE BANK OF NEW YORK, as a Lender

By:	/s/ John-Paul Marotta

Name:	John-Paul Marotta

Title:	Vice President

(Signature Page to Sixth Amendment)

THEBANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH, as a Lender

By:	/s/ Patrick McCue

Name:	Patrick McCue

Title:	Vice President & Manager

(Signature Page to Sixth Amendment)

JPMORGAN CHASE BANK, N.A. (successor in interest to Bank One, N.A.) as a Lender

By:	/s/ Sabir A. Hashmy

Name:	Sabir A. Hashmy

Title:	Vice President

(Signature Page to Sixth Amendment)

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Philippe Sandmeier

Name:	Philippe Sandmeier

Title:	Senior Vice President

(Signature Page to Sixth Amendment)

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Ziad W. Amra

Name:	Ziad W. Amra

Title:	Corporate Banking Officer

(Signature Page to Sixth Amendment)

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Mark H. Halldorson

Name:	Mark H. Halldorson

Title:	Vice President

By:	/s/ Jennifer D. Barrett

Name:	Jennifer D. Barrett

Title:	Vice President & Loan Team Manager

(Signature Page to Sixth Amendment)